FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248
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ADAMS DIVERSIFIED EQUITY FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: June 30, 2015

Item 1. Reports to Stockholders.

ADAMS DIVERSIFIED EQUITY FUND

Formerly The Adams Express Company®

SEMI-ANNUAL REPORT

JUNE 30, 2015

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

Your Fund continued its recent outperformance, advancing 2.7% in the first six months of the 2015 and finishing ahead of the Standard & Poor’s 500 Composite Stock Index’s (S&P 500) 1.2% gain. For the twelve months ended June 30, 2015, the Fund returned 9.4%, surpassing the S&P 500 return of 7.4%.

The positive returns of the past six years continued through the first half of this year as investors were able to shrug off the lack of economic growth earlier in the year. During the second quarter, consumer spending picked up, as did hiring and housing data, offsetting the lag in business spending. Equity markets posted new records, benefiting from signs that the Federal Reserve’s path toward higher interest rates will be gradual. Strengthening corporate balance sheets, continued robust merger and acquisition activity and favorable U.S. economic data points supported stock prices. However, very late in June, the Greek debt crisis approached a tipping point, leading to a sell-off in global markets. While advancing for the first six months, the S&P 500 endured its largest one-day pullback since October 2014.

Health Care continued its market-leading returns, advancing 9.6% in the first half and providing opportunities for new positions in your portfolio. We initiated a position in Valeant Pharmaceuticals, a company focused on specialty pharmaceuticals and medical devices. The pharmaceutical side of the business manufactures an array of products while the medical device side is focused on eye care offerings including contact lenses, intraocular lenses, and surgical equipment. With its recent acquisition of Salix Pharmaceuticals, Valeant is positioned to generate solid top-line growth driven by its gastrointestinal business, eye health products, and additional new products. We also established a position in Edwards Lifesciences, a global leader in heart valve therapy. We believe success in medical technology is driven by end-market product cycles. Edwards is the technology leader in the transcatheter heart valve market and is at the beginning of a new product launch.

The behavior of stocks in Consumer Staples provided the opportunity to initiate positions in two companies with attractive long-term fundamentals. In food retailing, we believe Kroger is well-positioned and has several growth drivers. Superior consumer loyalty, increasing organic mix and ongoing share gains within an attractive pricing environment support the long-term growth story. We also established a position in Spectrum Brands, a well-diversified company supplying a wide range of consumer products including batteries, appliances, pet supplies, home and garden, and home improvement products. We are attracted to its strong free cash flow generation and solid mix of businesses. Price weakness during the quarter provided an attractive entry point.

In addition, we continued to look favorably on Facebook and Comcast and added to those positions.

For the six months ended June 30, 2015, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 2.7%. The total return on the market price of the Fund’s shares for the period was 2.8%. These compare to a 1.2% total return for the S&P 500 and a 1.0% total return for the Lipper Large-Cap Core Mutual Funds Average over the same time period.

For the twelve months ended June 30, 2015, the Fund’s total return on NAV was 9.4% and on market price was 10.3%. Comparable figures for the S&P 500 and Lipper Large-Cap Core Mutual Funds Average were 7.4% and 5.8%, respectively.

Net assets of the Fund at June 30, 2015, were $16.19 per share on 95,542,255 shares outstanding, compared with $15.87 per share at December 31, 2014, on 96,286,656 shares outstanding. On March 2, 2015, a distribution of $0.05 per share was paid, consisting of $0.02 net investment income, $0.01 short-term capital gain, and $0.01 long-term capital gain, realized in 2014, and $0.01 of net investment income realized in 2015, all taxable in 2015. A 2015 net investment income dividend of $.05 per share was paid on June 1, 2015, and another net investment income dividend of $.05 per share has been declared to shareholders of record August 12, 2015, payable September 1, 2015. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.

Our Annual Meeting was held on April 30, 2015. The voting results are shown on page 17.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer & President

July 9, 2015

PORTFOLIO HIGHLIGHTS

June 30, 2015

(unaudited)

Ten Largest Equity Portfolio Holdings

	Market Value	Percent of Net Assets
Apple Inc.	$81,915,068	5.3%
Adams Natural Resources Fund, Inc.*	48,830,663	3.2
Wells Fargo & Co.	40,436,560	2.6
Gilead Sciences, Inc.	39,409,128	2.5
Google Inc. (Class A & Class C)	37,700,014	2.4
Walt Disney Co.	36,524,800	2.4
Citigroup Inc.	34,083,080	2.2
Comcast Corp. (Class A)	33,666,372	2.2
CVS Health Corp.	32,932,320	2.1
PepsiCo, Inc.	32,062,290	2.1

Total	$417,560,295	27.0%

*	Non-controlled affiliated closed-end fund

Sector Weightings

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015

(unaudited)

Assets
Investments* at value:
Common stocks:
Unaffiliated issuers (cost $1,027,051,011)	$1,465,401,848
Non-controlled affiliate (cost $34,735,404)	48,830,663
Other investment in controlled affiliate (cost $33,871)	33,871
Short-term investments (cost $21,567,038)	21,567,038	$1,535,833,420

Cash		356,730
Receivables:
Dividends and interest receivable		1,296,414
Investment securities sold		6,640,715
Net unrealized gain on open total return swap agreements*		49,514
Prepaid expenses and other assets		4,135,303

Total Assets		1,548,312,096

Liabilities
Accrued expenses and other liabilities		1,822,268

Total Liabilities		1,822,268

Net Assets		$1,546,489,828

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 95,542,255 shares (includes 146,194 restricted shares, 18,750 nonvested or deferred restricted stock units, and 31,960 deferred stock units) (note 7)		$95,542
Additional capital surplus		1,047,661,407
Undistributed net investment income		(2,836,706)
Undistributed net realized gain		49,073,975
Unrealized appreciation		452,495,610

Net Assets Applicable to Common Stock		$1,546,489,828

Net Asset Value Per Share of Common Stock		$16.19

*	See Schedule of Investments on page 13.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2015

(unaudited)

Investment Income
Income:
Dividends (net of $16,632 in foreign taxes)	$13,366,704
Interest and other income	31,460

Total income	13,398,164

Expenses:
Investment research	2,139,786
Administration and operations	1,072,911
Pension cost (non-recurring, note 6)	4,724,746
Occupancy	257,351
Directors’ fees	239,405
Travel, training, and other office expenses	229,269
Investment data services	209,843
Transfer agent, registrar, and custodian	168,953
Legal services	159,160
Reports and shareholder communications	155,895
Audit and accounting services	90,846
Insurance	61,924
Other	20,428

Total expenses	9,530,517

Net Investment Income	3,867,647

Realized Gain and Change in Unrealized Appreciation
Net realized gain on security transactions	51,457,944
Net realized loss on total return swap agreements	(1,618,371)
Change in unrealized appreciation on investments	(17,269,756)
Change in unrealized appreciation on total return swap agreements	49,514

Net Gain on Investments	32,619,331

Other Comprehensive Income (note 6)
Defined benefit pension plans:
Amortization of net loss	155,995
Effect of settlement (non-recurring)	2,219,655

Other Comprehensive Income	2,375,650

Change in Net Assets Resulting from Operations	$38,862,628

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(unaudited) Six Months Ended June 30, 2015	Year Ended December 31, 2014
From Operations:
Net investment income	$3,867,647	$19,120,191
Net realized gain	49,839,573	93,558,308
Change in unrealized appreciation	(17,220,242)	75,872,224
Change in accumulated other comprehensive income (note 6)	2,375,650	(839,932)

Increase in net assets resulting from operations	38,862,628	187,710,791

Distributions to Shareholders from:
Net investment income	(7,670,957)	(18,731,249)
Net realized gain	(1,906,989)	(91,506,911)

Decrease in net assets from distributions	(9,577,946)	(110,238,160)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	9,399	42,002,202
Cost of shares purchased (note 5)	(10,749,303)	(13,744,866)
Deferred compensation (notes 5, 7)	172,389	491,774

Change in net assets from capital share transactions	(10,567,515)	28,749,110

Total Increase in Net Assets	18,717,167	106,221,741
Net Assets:
Beginning of period	1,527,772,661	1,421,550,920

End of period (including undistributed net investment income of $(2,836,706) and $966,604, respectively)	$1,546,489,828	$1,527,772,661

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Adams Diversified Equity Fund, Inc., formerly The Adams Express Company, is registered under the Investment Company Act of 1940 as a diversified investment company (the “Fund”). The Fund is an internally-managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

1.    SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation—The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes.

Affiliates—The Investment Company Act of 1940 (“1940 Act”) defines “affiliated companies” as those companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be “controlled” by the Fund.

In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate entity for this purpose. The Fund is providing the initial capital for the start-up of Adams Funds Advisers, LLC (“AFA”), a Maryland limited liability company, and will be the sole member and General Manager. As of June 30, 2015, AFA remains in a start-up phase and has yet to provide advisory services to external clients. As an operating company that provides no services to the Fund, the Fund’s investment in AFA is accounted for as a portfolio investment that meets the definition of a controlled affiliate.

For the period ended June 30, 2015, activity related to the Fund’s investments in affiliated companies is as follows:

Affiliated Company	Purchase Cost	Sales Cost	Investment Income	Value June 30, 2015	Value December 31, 2014
AFA	$33,871	$—	$—	$33,871	$—
Adams Natural Resources Fund, Inc.	—	—	306,148	48,830,663	52,132,692

Total	$33,871	$—	$306,148	$48,864,534	$52,132,692

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investments in securities, at cost	$34,769,275

Dividend income	$306,148

Net realized gain on security transactions, including capital gain distributions from regulated investment company	$131,206

Expenses—The Fund shares certain costs for investment research and data services, administration and operations, travel, training, office expenses, occupancy, accounting and legal services, insurance, and other miscellaneous items with its non-controlled affiliate, Adams Natural Resources Fund, Inc. Expenses that are not solely attributable to one fund are allocated to each fund based on relative net asset values, or in the case of investment research staff and related costs, relative market values of portfolio securities in the particular sector of coverage. Expense allocations are updated quarterly, as appropriate, except for those related to payroll, which are updated annually.

Investment Transactions, Investment Income, and Distributions—Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date. Interest income is recognized on the accrual basis.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Valuation—The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding money market funds) are valued at amortized cost, which approximates fair value. Money market funds are valued at net asset value.

Using fair value procedures approved by the Fund’s Board of Directors, total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. Additionally, the Fund’s investment in its controlled affiliate, AFA, is initially being valued at cost given its recent funding and start-up phase activities. As AFA begins operations, additional fair value procedures will be applied.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

•	Level 1—fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
•	Level 2—fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
•	Level 3—fair value is determined using the Fund’s own assumptions, developed based on the best information available in the circumstances.

At June 30, 2015, the Fund’s financial instruments were classified as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$1,514,232,511	$—	$—	$1,514,232,511
Other investments	—	—	33,871	33,871
Short-term investments	21,567,038	—	—	21,567,038

Total investments	$1,535,799,549	$—	$33,871	$1,535,833,420

Liabilities:
Total return swap agreements*	$—	$49,514	$—	$49,514

* Unrealized appreciation (depreciation)

The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2014	$—
Purchases	33,871
Change in unrealized appreciation of investments included in increase in net assets from operations	—

Balance as of June 30, 2015	$33,871

There were no transfers between levels during the six months ended June 30, 2015.

2.    FEDERAL INCOME TAXES

No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed and concluded that tax positions included in federal income tax returns from the previous three years that remain subject to examination do not require any provision. Any income tax-related interest or penalties would be recognized as income tax expense.

As of June 30, 2015, the identified cost of securities for federal income tax purposes was $1,083,387,324 and net unrealized appreciation aggregated $452,446,096, consisting of gross unrealized appreciation of $472,834,483 and gross unrealized depreciation of $20,388,387.

Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

generally accepted accounting principles. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, and loss deferrals for wash sales. Differences that are permanent are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets.

3.    INVESTMENT TRANSACTIONS

The Fund’s investment decisions are made by the portfolio management team with recommendations from the research staff. Purchases and sales of portfolio investments, other than short-term investments, during the period ended June 30, 2015 were $134,885,450 and $168,921,080, respectively.

4.    DERIVATIVES

During the period ended June 30, 2015, the Fund invested in derivative instruments. The Fund may use derivatives for a variety of purposes, including, but not limited to, the ability to obtain leverage, to gain or limit exposure to particular market sectors or securities, to provide additional income, and/or to limit equity price risk in the normal course of pursuing its investment objectives. The financial derivative instruments outstanding as of period-end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period indicate the volume of financial derivative activity for the period.

Total Return Swap Agreements—The Fund may use total return swap agreements to manage exposure to certain risks and/or to enhance performance. Total return swap agreements are bilateral contracts between the Fund and a counterparty in which the Fund, in the case of a long contract, agrees to receive the positive total return (and pay the negative total return) of an underlying equity security and to pay a financing amount, based on a notional amount and a referenced interest rate, over the term of the contract. In the case of a short contract, the Fund agrees to pay the positive total return (and receive the negative total return) of the underlying equity security and to receive or pay a financing rate, based on a notional amount and a referenced interest rate, over the term of the contract. The fair value of each total return swap agreement is determined daily with the change in the fair value recorded as an unrealized gain or loss in the Statement of Operations. Upon termination of a swap agreement, the Fund recognizes a realized gain (loss) on total return swap agreements in the Statement of Operations equal to the net receivable (payable) amount under the terms of the agreement.

Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the underlying equity security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the contract prior to termination date and to net amounts due across multiple contracts upon settlement, providing for a single net settlement with a counterparty. Pursuant to master netting arrangements, the net cumulative unrealized gain (asset) on open total return swap agreements and net cumulative unrealized loss (liability) on open total return swap agreements are presented in the Statement of Assets and Liabilities. The Fund’s policy is to net all derivative instruments subject to a netting agreement.

A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the contract. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. As of June 30, 2015, securities, as denoted on the Schedule of Investments, with a value of $408,245 were pledged by the Fund and no cash collateral was held by the Fund.

5.    CAPITAL STOCK

The Fund has 10,000,000 authorized and unissued preferred shares, $0.001 par value.

During 2015, the Fund issued 665 shares of Common Stock at a weighted average price of $14.07 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

On December 29, 2014, the Fund issued 3,043,254 shares of its Common Stock at a price of $13.79 per share (the average market price on December 8, 2014) to shareholders of record on November 24, 2014, who elected to take stock in payment of the year-end distribution from 2014 capital gain and investment income. During 2014, 2,612 shares were issued at a weighted average price of $13.67 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Income Compensation Plan.

The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team may deem appropriate.

Transactions in Common Stock for 2015 and 2014 were as follows:

	Shares		Amount
	Six months ended June 30, 2015	Year ended December 31, 2014	Six months ended June 30, 2015	Year ended December 31, 2014
Shares issued in payment of distributions	665	3,045,866	$9,399	$42,002,202
Shares purchased (at an average discount from net asset value of 13.8% and 14.0%, respectively)	(765,000)	(1,011,600)	(10,749,303)	(13,744,866)
Net activity under the 2005 Equity Incentive Compensation Plan	19,934	28,773	172,389	491,774

Net change	(744,401)	2,063,039	$(10,567,515)	$28,749,110

6.    RETIREMENT PLANS

Defined Contribution Plans—The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund expensed contributions to the plans in the amount of $205,773, a portion thereof based on Fund performance, for the six months ended June 30, 2015.

Defined Benefit Plans—Upon receiving regulatory approval in 2015, the Fund completed the termination of its qualified defined benefit plan by contributing an additional $858,979 and then utilizing plan assets to satisfy all pension-related liabilities. Additionally, the Fund paid $3,675,768 to satisfy all pension-related liabilities of its non-qualified defined benefit plan and completed the termination of that plan as well. As of June 30, 2015, both defined benefit plans cease to exist and the Fund has no further defined benefit obligations.

In terminating these plans, the Fund incurred non-recurring settlement costs during the period. These costs represent actual costs to satisfy all pension obligations in excess of the previously-recorded defined benefit obligations and any unamortized actuarial losses remaining in accumulated other comprehensive income at the time of termination.

Items impacting the Fund’s pension cost and accumulated other comprehensive income were:

	Six months ended June 30, 2015	Year ended December 31, 2014
Components of pension cost
Interest cost	$134,198	$331,489
Expected return on plan assets	(36,871)	(57,754)
Net loss component	155,995	151,830
Effect of settlement (non-recurring)	4,471,424	—

Pension cost	$4,724,746	$425,565

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	Six months ended June 30, 2015	Year ended December 31, 2014
Accumulated other comprehensive income
Defined benefit pension plans:
Balance at beginning of period	$(2,375,650)	$(1,535,718)
Net actuarial loss arising during period	—	(991,762)
Reclassifications to pension cost:
Amortization of net loss	155,995	151,830
Effect of settlement (non-recurring)	2,219,655	—

Balance at end of period	$—	$(2,375,650)

7.    EQUITY-BASED COMPENSATION

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting and re-approved at the 2010 Annual Meeting, permits the granting of restricted stock awards (both performance and nonperformance-based), as well as stock option and other stock incentives, to all employees and non-employee directors. The 2005 Plan expired on April 27, 2015, and, therefore, there are no additional shares available for future grants at this time. Under the terms in the now-expired 2005 Plan, for previously-issued grants, performance-based restricted stock awards vest at the end of a specified three-year period, with the ultimate number of shares earned contingent on achieving certain performance targets. If performance targets are not achieved, all or a portion of the performance-based restricted shares are forfeited. Nonperformance-based restricted stock awards typically vest ratably over a three-year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one-year period. Payment of awards may be deferred, if elected. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date).

A summary of the activity under the 2005 Plan for the six months ended June 30, 2015 is presented below:

Awards	Shares/Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2014	199,175	$12.36
Granted:
Restricted stock	36,697	13.65
Restricted stock units	—	—
Deferred stock units	3,527	13.83
Vested & issued	(33,476)	11.10
Forfeited	(9,019)	10.09

Balance at June 30, 2015 (includes 25,688 performance-based awards and 171,216 nonperformance-based awards)	196,904	$12.39

Compensation cost resulting from awards granted under the 2005 Plan are based on the fair market value of the award on grant date and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation cost for restricted stock granted to employees for the period ended June 30, 2015 was $261,290. The total compensation costs for restricted stock units granted to non-employee directors for the period ended June 30, 2015 was $16,905. As of June 30, 2015, there were total unrecognized compensation costs of $1,105,337, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. That cost is expected to be recognized over a weighted average period of 1.66 years. The total fair value of shares and units vested and issued during the six months ended June 30, 2015 was $459,347.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8.    OFFICER AND DIRECTOR COMPENSATION

The aggregate remuneration paid during the six months ended June 30, 2015 to officers and directors amounted to $3,112,568, of which $229,347 was paid to directors who were not officers. These amounts represent the taxable income to the Fund’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

9.    PORTFOLIO SECURITIES LOANED

The Fund makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. Cash deposits are placed in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2015, the Fund had no outstanding securities on loan. The Fund is indemnified by the Custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

10.    OPERATING LEASE COMMITMENT

The Fund leases office space and equipment under operating lease agreements expiring at various dates through the year 2026. The Fund recognized rental expense of $151,644 in the first half of 2015, and its minimum rental commitments are as follows:

2015	$159,308
2016	364,419
2017	291,434
2018	298,843
2019	239,171
Thereafter	1,804,140

Total	$3,157,315

FINANCIAL HIGHLIGHTS

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	(unaudited) Six Months Ended
	June 30, 2015	June 30, 2014	Year Ended December 31
			2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$15.87	$15.09	$15.09	$12.43	$11.54	$12.65	$11.95

Net investment income	0.04	0.10	0.20	0.20	0.19	0.16	0.15
Net realized gains and increase (decrease) in unrealized appreciation	0.34	0.97	1.83	3.32	1.41	(0.56)	1.10
Change in accumulated other comprehensive income (note 6)	0.02	—	(0.01)	0.01	—	(0.01)	—

Total from investment operations	0.40	1.07	2.02	3.53	1.60	(0.41)	1.25

Less distributions
Dividends from net investment income	(0.08)	(0.07)	(0.20)	(0.22)	(0.18)	(0.15)	(0.14)
Distributions from net realized gains	(0.02)	(0.03)	(0.98)	(0.62)	(0.49)	(0.50)	(0.37)

Total distributions	(0.10)	(0.10)	(1.18)	(0.84)	(0.67)	(0.65)	(0.51)

Capital share repurchases (note 5)	0.02	0.01	0.02	0.02	—	—	—
Reinvestment of distributions	—	—	(0.08)	(0.05)	(0.04)	(0.05)	(0.04)

Total capital share transactions	0.02	0.01	(0.06)	(0.03)	(0.04)	(0.05)	(0.04)

Net asset value, end of period	$16.19	$16.07	$15.87	$15.09	$12.43	$11.54	$12.65

Market price, end of period	$13.97	$13.75	$13.68	$13.07	$10.59	$9.64	$10.72
Total Investment Return*
Based on market price	2.8%	6.0%	13.7%	31.8%	16.9%	(4.2)%	11.5%
Based on net asset value	2.7%	7.3%	14.3%	29.7%	14.7%	(2.8)%	11.2%
Ratios/Supplemental Data**
Net assets, end of period (in 000’s)	$1,546,490	$1,507,502	$1,527,773	$1,421,551	$1,155,997	$1,050,734	$1,124,672
Ratio of expenses to average net assets	0.94%†	0.60%	0.58%	0.69%††	0.65%††	0.55%	0.58%
Ratio of net investment income to average net assets	0.79%†	1.29%	1.29%	1.44%††	1.54%††	1.25%	1.29%
Portfolio turnover	17.7%	43.5%	26.6%	55.9%	27.4%	21.5%	16.2%
Number of shares outstanding at end of period (in 000’s)	95,542	93,781	96,287	94,224	93,030	91,074	88,885

*	Total investment return assumes reinvestment of all distributions at the price received in the Fund’s dividend reinvestment plan.
**	Ratios and portfolio turnover presented on an annualized basis.
†	Ratio of expenses to average net assets was 0.65%, excluding the one-time charge of $4,471,424 related to the termination of the defined benefit plans (note 6), and the ratio of net investment income to average net assets was 1.08%.
††	Ratios of expenses to average net assets were 0.63% in both 2013 and 2012, after adjusting for non-recurring pension-related settlement charges. The adjusted ratios of net investment income to average net assets were 1.50% and 1.56% in 2013 and 2012, respectively.

SCHEDULE OF INVESTMENTS

June 30, 2015

(unaudited)

	Shares	Value (A)
Common Stocks — 97.9%
Consumer Discretionary — 13.0%
Amazon.com, Inc. (B)	50,000	$21,704,500
BorgWarner Inc.	137,000	7,787,080
Comcast Corp. (Class A)	559,800	33,666,372
Dollar General Corp.	271,400	21,098,636
Hanesbrands Inc.	608,000	20,258,560
Las Vegas Sands Corp.	150,000	7,885,500
Lowe’s Companies, Inc.	405,000	27,122,850
Magna International Inc.	252,000	14,134,680
Walt Disney Co.	320,000	36,524,800
Whirlpool Corp.	66,000	11,421,300

		201,604,278

Consumer Staples — 8.8%
Coca-Cola Co.	186,000	7,296,780
CVS Health Corp.	314,000	32,932,320
Kroger Co.	254,000	18,417,540
PepsiCo, Inc. (F)	343,500	32,062,290
Philip Morris International Inc.	262,800	21,068,676
Procter & Gamble Co.	131,850	10,315,944
Spectrum Brands Holdings, Inc.	131,500	13,411,685

		135,505,235

Energy — 7.9%
Adams Natural Resources Fund, Inc. (C)	2,186,774	48,830,663
Chevron Corp.	218,000	21,030,460
EOG Resources, Inc.	151,200	13,237,560
Exxon Mobil Corp. (F)	101,000	8,403,200
Marathon Petroleum Corp.	166,000	8,683,460
Noble Energy, Inc.	175,000	7,469,000
Schlumberger Ltd.	171,300	14,764,347

		122,418,690

Financials — 16.9%
Allstate Corp.	330,000	21,407,100
American International Group, Inc.	145,000	8,963,900
American Tower Corp.	105,000	9,795,450
Berkshire Hathaway Inc. (Class B) (B)	65,200	8,874,372
Capital One Financial Corp.	245,000	21,552,650
Citigroup Inc.	617,000	34,083,080
iShares US Real Estate ETF	147,722	10,532,579
JPMorgan Chase & Co.	450,000	30,492,000
Lincoln National Corp.	270,000	15,989,400
NASDAQ OMX Group, Inc.	360,000	17,571,600
Navient Corp.	520,000	9,469,200
Prudential Financial, Inc.	195,000	17,066,400
Simon Property Group, Inc.	89,500	15,485,290
Wells Fargo & Co.	719,000	40,436,560

		261,719,581

SCHEDULE OF INVESTMENTS (CONTINUED)

	Shares	Value (A)
Health Care — 15.5%
Allergan plc (B)	70,196	$21,301,678
Aetna Inc.	215,900	27,518,614
Biogen Inc. (B)	47,000	18,985,180
Celgene Corp. (B)	164,000	18,980,540
Edwards Lifesciences Corp. (B)	122,000	17,376,460
Gilead Sciences, Inc. (B)	336,600	39,409,128
Johnson & Johnson	64,000	6,237,440
McKesson Corp.	98,700	22,188,747
Merck & Co., Inc.	480,000	27,326,400
Novartis AG	239,000	23,503,260
Valeant Pharmaceuticals International, Inc. (B)	77,900	17,305,485

		240,132,932

Industrials — 9.7%
Boeing Co.	205,000	28,437,600
Delta Air Lines, Inc.	265,000	10,886,200
Dover Corp.	176,000	12,351,680
FedEx Corp.	80,000	13,632,000
Fluor Corp.	130,000	6,891,300
General Electric Co. (F)	246,500	6,549,505
Honeywell International Inc.	287,500	29,316,375
Union Pacific Corp.	278,000	26,512,860
United Technologies Corp.	139,500	15,474,735

		150,052,255

Information Technology — 19.2%
Apple Inc. (F)	653,100	81,915,068
Automatic Data Processing, Inc.	109,000	8,745,070
Cisco Systems, Inc.	446,000	12,247,160
Facebook, Inc. (Class A) (B)	303,300	26,012,525
Gartner, Inc. (B)	165,000	14,153,700
Google Inc. (Class A) (B)	35,500	19,171,420
Google Inc. (Class C) (B)	35,597	18,528,594
Intel Corp.	166,200	5,054,973
International Business Machines Corp.	42,800	6,961,848
Lam Research Corp.	127,600	10,380,260
MasterCard, Inc. (Class A)	230,000	21,500,400
Microsoft Corp.	618,800	27,320,020
Oracle Corp.	306,000	12,331,800
QUALCOMM Inc.	56,800	3,557,384
Visa Inc. (Class A)	322,000	21,622,300
Western Digital Corp.	83,000	6,508,860

		296,011,382

Materials — 2.8%
CF Industries Holdings, Inc.	250,155	16,079,963
LyondellBasell Industries N.V. (Class A)	186,000	19,254,720
Praxair, Inc.	67,500	8,069,625

		43,404,308

Telecommunication Services — 1.8%
SBA Communications Corp. (Class A) (B)	90,000	10,347,300
Verizon Communications Inc.	389,000	18,131,290

		28,478,590

Utilities — 2.3%
AGL Resources Inc.	145,000	6,751,200
Edison International	148,000	8,225,840
NextEra Energy, Inc.	81,000	7,940,430
NRG Energy, Inc.	238,000	5,445,440
Pinnacle West Capital Corp.	115,000	6,542,350

		34,905,260

Total Common Stocks (Cost $1,061,786,415)		1,514,232,511

SCHEDULE OF INVESTMENTS (CONTINUED)

	Principal/ Shares	Value (A)
Other Investments — 0.0%
Financial — 0.0%
Adams Funds Advisers, LLC (B)(D) (Cost $33,871)		$33,871

Short-Term Investments — 1.4%
Money Market Account — 0.5%
M&T Bank, 0.10%	$7,567,038	7,567,038
Money Market Funds — 0.9%
Fidelity Institutional Money Market – Money Market Portfolio (Institutional Class), 0.14% (E)	14,000,000	14,000,000

Total Short-Term Investments (Cost $21,567,038)		21,567,038

Total Investments — 99.3% of Net Assets (Cost $1,083,387,324)		$1,535,833,420

Total Return Swap Agreements — 0.0%	Type of Contract	Counterparty	Termination Date	Notional Amount	Unrealized Appreciation (Assets)	Unrealized Depreciation (Liabilities)
Receive positive total return (pay negative total return) on 196,000 shares of Republic Services, Inc. common stock and pay financing amount based on Notional Amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Morgan Stanley	6/30/2016	$7,923,849	$—	$(196,867)
Receive negative total return (pay positive total return) on 140,000 shares of Industrials Select Sector SPDR ETF and pay financing amount based on Notional Amount and daily U.S. Federal Funds rate less 0.48%.	Short	Morgan Stanley	6/30/2016	(7,899,948)	289,954	—
Receive positive total return (pay negative total return) on 135,000 shares of KLA-Tencor Corp. common stock and pay financing amount based on Notional Amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Morgan Stanley	6/30/2016	7,887,956	—	(304,800)
Receive negative total return (pay positive total return) on 182,000 shares of Technology Select Sector SPDR ETF and pay financing amount based on Notional Amount and daily U.S. Federal Funds rate less 0.45%.	Short	Morgan Stanley	6/30/2016	(7,833,589)	261,227

Gross Unrealized Gain/(Loss) on Open Total Return Swap Agreements					$551,181	$(501,667)

Net Unrealized Gain on Open Total Return Swap Agreements (G)						$49,514

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.
(B)	Presently non-dividend paying.
(C)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(D)	Controlled affiliate valued using Level 3 inputs. See note 1 to financial statements.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(F)	A portion of the position is pledged as collateral for open swap agreements. The aggregate market value of pledged securities is $408,245.
(G)	Value is disclosed on the Statement of Assets and Liabilities under the caption Net unrealized gain on open total return swap agreements.

CHANGES IN PORTFOLIO SECURITIES

During the six months ended June 30, 2015 (unaudited)

	Purchases (Cost)		Sales (Proceeds)		Market Value June 30, 2015
Actavis plc	$—	(1)			$—
Adams Funds Advisers, LLC	33,871	(2)			33,871
Allergan plc	7,770,958				21,301,678
CF Industries Holdings, Inc.	—	(3)			16,079,963
Comcast Corp. (Class A)	6,315,528				33,666,372
Edwards Lifesciences Corp.	15,935,183				17,376,460
Facebook, Inc. (Class A)	9,445,665				26,012,525
Google Inc. (Class C)	—	(3)			18,528,594
Hanesbrands Inc.	—	(3)			20,258,560
Kroger Co.	18,540,605				18,417,540
Lam Research Corp.	4,735,677				10,380,260
Magna International Inc.	—	(3)			14,134,680
Marathon Petroleum Corp.	—	(3)			8,683,460
Micron Technology, Inc.	13,517,381		$9,777,706		—
Novartis AG	22,996,222				23,503,260
PepsiCo, Inc.	7,938,248				32,062,290
Spectrum Brands Holdings, Inc.	12,187,525				13,411,685
Valeant Pharmaceuticals International	15,468,587				17,305,485
Visa Inc. (Class A)	—	(3)			21,622,300
AbbVie Inc.			1,144,569		—
Aetna Inc.			3,866,567		27,518,614
Allergan, Inc.			15,506,400	(1)	—
Cerner Corp.			23,449,987		—
Coca-Cola Co.			4,724,996		7,296,780
General Mills Inc.			14,228,274		—
Gilead Sciences, Inc.			3,845,026		39,409,128
Hershey Co.			13,395,228		—
Intel Corp.			8,553,394		5,054,973
Johnson & Johnson			9,937,116		6,237,440
Lowe’s Companies, Inc.			6,309,068		27,122,850
LyondellBasell Industries N.V. (Class A)			2,399,523		19,254,720
McKesson Corp.			3,873,160		22,188,747
Pfizer Inc.			12,980,187		—
QUALCOMM Inc.			6,255,963		3,557,384
Seagate Technology plc			9,678,417		—
Unilever plc ADR			12,699,324		—
Walt Disney Co.			6,296,175		36,524,800

Totals	$134,885,450		$168,921,080

(1)	Received Actavis plc position as a result of merger. Proceeds represent cash received in merger transaction. Actavis plc changed its name to Allergan plc in June 2015.
(2)	Investment in controlled, affiliated company
(3)	By stock split

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Year	Value Of Net Assets	Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share		Capital Gains Distributions Per Share		Total Dividends and Distributions Per Share		Annual Distribution Rate*
2005	$1,266,728,652	86,099,607	$14.71	$12.55	$.22		$.64		$.86		6.7%
2006	1,377,418,310	86,838,223	15.86	13.87	.23		.67		.90		6.8
2007	1,378,479,527	87,668,847	15.72	14.12	.32		.71		1.03		7.1
2008	840,012,143	87,406,443	9.61	8.03	.26		.38		.64		5.7
2009	1,045,027,339	87,415,193	11.95	10.10	.15		.30		.45		5.2
2010	1,124,671,966	88,885,186	12.65	10.72	.14		.37		.51		5.1
2011	1,050,733,678	91,073,899	11.54	9.64	.15		.50		.65		6.1
2012	1,155,997,037	93,029,724	12.43	10.59	.18		.49		.67		6.3
2013	1,421,550,920	94,223,617	15.09	13.07	.22		.62		.84		7.1
2014	1,527,772,661	96,286,656	15.87	13.68	.20		.98		1.18		8.8
June 30, 2015	1,546,489,828	95,542,255	16.19	13.97	.13	†	.02	†	.15	†	—

*	The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. For years prior to 2011, the average month-end stock price is determined for the calendar year. For 2011 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2011.
†	Paid or declared

ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders was held on April 30, 2015. The following votes were cast for directors:

	Votes For	Votes Withheld
Enrique R. Arzac	55,774,195	8,366,954
Phyllis O. Bonanno	55,438,468	8,702,681
Kenneth J. Dale	56,117,266	8,023,883
Frederic A. Escherich	56,177,982	7,963,167
Roger W. Gale	56,112,151	8,028,998
Kathleen T. McGahran	55,827,216	8,313,933
Craig R. Smith	56,334,628	7,806,521
Mark E. Stoeckle	55,837,412	8,303,738

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2015 was approved with 59,783,718 votes for, 3,125,631 votes against, and 1,231,793 shares abstaining.

A proposal to amend the Fund’s fundamental investment policy on investments in commodities or commodity contracts was approved with 47,374,726 votes for, 7,676,435 votes against, and 1,498,805 shares abstaining.

A proposal to approve the Fund providing investment advisory services to outside accounts was approved with 39,608,195 votes for, 6,805,750 votes against, and 10,136,027 shares abstaining.

A stockholder proposal recommending that the Board of Directors consider causing the Fund to conduct a self-tender offer for all of its outstanding shares was defeated with 12,850,052 votes for, 41,678,710 votes against, and 2,021,210 shares abstaining.

OTHER INFORMATION

Dividend Payment Schedule

The Fund presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a dividend announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

Electronic Delivery of Shareholder Reports

The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:

Registered shareholders with AST: www.amstock.com/main

Shareholders using brokerage accounts: http://enroll.icsdelivery.com/ADX

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.

Proxy Voting Policies and Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2015 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com under the headings “About the Fund” and “Corporate Information”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website: www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.adamsfunds.com; select Fund name and click the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

Website Information

Investors can find the Fund’s daily NAV per share, the market price, the discount/premium to NAV per share, and quarterly changes in the portfolio securities on our website at www.adamsfunds.com. Also available there are a history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

This report, including the financial statements herein, is transmitted to the shareholders of Adams Diversified Equity Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund’s or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

ADAMS DIVERSIFIED EQUITY FUND

Board of Directors

Enrique R. Arzac [1,2,5]	Frederic A. Escherich [2,3,4]	Craig R. Smith [1,2,5]
Phyllis O. Bonanno [2,3]	Roger W. Gale [1,3,4,5]	Mark E. Stoeckle [1]
Kenneth J. Dale [1,3,4,5]	Kathleen T. McGahran [1,6]

1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee
6.	Chair of the Board

Officers

Mark E. Stoeckle	Chief Executive Officer & President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Nancy J. F. Prue, CFA	Executive Vice President, Director of Shareholder Communications
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Steven R. Crain, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer

500 East Pratt Street, Suite 1300, Baltimore, MD 21202

410.752.5900          800.638.2479

Website: www.adamsfunds.com

Email: contact@adamsfunds.com

Tickers: ADX (NYSE), XADEX (NASDAQ)

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

6201 15th Avenue

Brooklyn, NY 11219

(877) 260-8188

Website: www.amstock.com

Email: info@amstock.com

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
	----------------------------------	----------------------------------	----------------------------------	----------------------------------
January 2015	75,000	$13.57	75,000	4,494,500
February 2015	142,500	$13.97	142,500	4,352,000
March 2015	165,000	$14.05	165,000	4,187,000
April 2015	82,500	$14.03	82,500	4,104,500
May 2015	142,500	$14.26	142,500	3,962,000
June 2015	157,500	$14.17	157,500	3,804,500
	----------------------------------	----------------------------------	----------------------------------
Total	765,000	$14.05	765,000

(1) There were no shares purchased other than through a publicly announced plan or program.

(2.a) The Plan was announced on December 11, 2014.

(2.b) The share amount approved in 2014 was 5% of outstanding shares, or 4,667,000 shares.

(2.c) The Plan has no expiration date.

(2.d) None.

(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable. See registrant's response to Item 2 above.
	(2)

Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchases securities: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer and President
(Principal Executive Officer)

Date:	July 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer and President
(Principal Executive Officer)

Date:	July 24, 2015

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	July 24, 2015